CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.9

                              AEROGEN/PATHOGENESIS

                    PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT

                                JANUARY 20, 2000

                                TABLE OF CONTENTS

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1.       DEFINITIONS..............................................................................................1

2.       DEVELOPMENT OF INHALER...................................................................................5

         2.1      Development of Clinical Test Inhaler............................................................5

         2.2      Development of Inhaler..........................................................................5

         2.3      Reporting.......................................................................................5

         2.4      Subcontracting..................................................................................5

         2.5      Delivery........................................................................................5

         2.6      Regulatory Cooperation..........................................................................5

         2.7      Facilities Access...............................................................................6

         2.8      License Grants..................................................................................6

                  2.8.1    Ampoules...............................................................................6

                  2.8.2    Inhaler Products and Adapters..........................................................6

                  2.8.3    Contingent License to Manufacture......................................................6

                  2.8.4    Aminoglycosides........................................................................6

                  2.8.5    Rights Retained by AeroGen.............................................................7

                  2.8.6    Nonexclusive Conversion for European Community.........................................7

                  2.8.7    Nonexclusive Conversion for United States..............................................8

                  2.8.8    Research Regarding Other PathoGenesis Products.........................................8

                  2.8.9    Further Licenses.......................................................................8

3.       DEVELOPMENT OF THE INHALER...............................................................................8

         3.1      Joint Development Team..........................................................................8

                  3.1.1    Formation; Purpose.....................................................................8

                  3.1.2    Membership.............................................................................8

                  3.1.3    Meetings...............................................................................9

                  3.1.4    Chairpersons...........................................................................9

                  3.1.5    Decision-Making........................................................................9

                  3.1.6    Dispute Resolution.....................................................................9

                  3.1.7    Limitation of Powers...................................................................9

         3.2      Liaisons........................................................................................9

         3.3      Payment for Development Activities..............................................................9

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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         3.4      Fees in Excess of Development Cost Limit.......................................................10

         3.5      Invoices.......................................................................................10

4.       DEVELOPMENT AND DELIVERY OF THE DRUG PRODUCT............................................................11

         4.1      Development....................................................................................11

         4.2      Delivery.......................................................................................11

5.       CLINICAL SUPPLY AND TESTING.............................................................................11

         5.1      Delivery of Clinical Supply....................................................................11

         5.2      Ampoule for Clinical Testing...................................................................11

         5.3      Testing and Acceptance.........................................................................11

         5.4      Ownership of Data..............................................................................11

6.       REGULATORY OBLIGATIONS AND COMMERCIALIZATION............................................................12

         6.1      Commercialization of the Product...............................................................12

         6.2      Regulatory Filings for the Products............................................................12

7.       COMMERCIAL MANUFACTURE AND SUPPLY OF THE INHALER........................................................13

         7.1      Manufacturing and Delivery.....................................................................13

         7.2      Quality and Acceptance.........................................................................13

         7.3      Subcontracting.................................................................................13

         7.4      Forecasts and Purchase Order...................................................................14

         7.5      Delivery.......................................................................................14

         7.6      Payments to Third Parties......................................................................14

         7.7      Facilities Access and Regulatory Inspections...................................................14

         7.8      Use of Trademarks on Products..................................................................15

         7.9      Title and Risk of Loss.........................................................................15

         7.10     Product Insurance..............................................................................15

8.       PAYMENTS FOR THE MANUFACTURED INHALER PRODUCTS..........................................................15

         8.1      Inhaler Transfer Price.........................................................................15

         8.2      Invoicing......................................................................................16

9.       ROYALTY.................................................................................................16

         9.1      Royalty Payments by PathoGenesis for Products..................................................16

         9.2      Minimum Royalty................................................................................16

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      ii.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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         9.3      Royalty Term...................................................................................17

         9.4      Royalty Reports................................................................................17

         9.5      Reduction of Royalties.........................................................................17

         9.6      Books and Records..............................................................................18

         9.7      Inspection.....................................................................................18

         9.8      Withholding Tax................................................................................18

         9.9      Marking........................................................................................18

10.      INTELLECTUAL PROPERTY...................................................................................19

         10.1     Inhaler Ownership..............................................................................19

         10.2     Drug Product Ownership.........................................................................19

         10.3     Cooperation....................................................................................19

11.      EQUITY PURCHASE.........................................................................................19

12.      CONFIDENTIALITY.........................................................................................19

         12.1     Use of Confidential Information................................................................19

         12.2     Confidentiality and Non-use....................................................................20

         12.3     Exclusions.....................................................................................20

         12.4     Confidentiality Agreements.....................................................................20

         12.5     Publicity - Results............................................................................20

         12.6     Publicity - Terms of Agreement.................................................................20

         12.7     Publicity - Press Releases.....................................................................21

         12.8     Publicity - Use of Parties' Names..............................................................21

13.      ADVERSE INFORMATION AND EVENT REPORTING.................................................................21

         13.1     Notification...................................................................................21

         13.2     Product Recalls................................................................................21

14.      REPRESENTATIONS AND WARRANTIES..........................................................................21

         14.1     AeroGen Representations and Warranties.........................................................22

         14.2     PathoGenesis Representations and Warranties....................................................23

15.      INDEMNIFICATION AND INSURANCE...........................................................................23

         15.1     Indemnification of AeroGen.....................................................................23

         15.2     Indemnification of PathoGenesis................................................................24


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      iii.

                                TABLE OF CONTENTS
                                   (CONTINUED)

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         15.3     Insurance......................................................................................24

         15.4     Limitation of Damages..........................................................................24

         15.5     AeroGen's Right to Prosecute Infringements.....................................................25

         15.6     PathoGenesis' Option to Prosecute Infringements................................................25

16.      DISPUTE RESOLUTION......................................................................................26

         16.1     Negotiation....................................................................................26

         16.2     Mediation......................................................................................26

         16.3     Arbitration....................................................................................26

         16.4     Injunctive Relief..............................................................................27

17.      TERM AND TERMINATION....................................................................................27

         17.1     Term...........................................................................................27

         17.2     Termination for Breach.........................................................................27

         17.3     Termination for Cause..........................................................................27

         17.4     Termination Without Cause......................................................................27

         17.5     Effects of Termination.........................................................................27

                  17.5.1   Sales After Termination...............................................................27

                  17.5.2   Noncancellable Costs..................................................................28

         17.6     Survival.......................................................................................28

         17.7     Rights in Bankruptcy...........................................................................28

18.      MISCELLANEOUS...........................................................................................28

         18.1     Entire Agreement...............................................................................28

         18.2     Notices........................................................................................28

         18.3     Governing Law..................................................................................29

         18.4     Assignability..................................................................................29

         18.5     Waivers and Amendments.........................................................................29

         18.6     Severability...................................................................................29

         18.7     Section Headings...............................................................................30

         18.8     Counterparts...................................................................................30

         18.9     Further Assurances.............................................................................30

         18.10    Force Majeure..................................................................................30


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      iv.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
         18.11    Compliance of Law..............................................................................30

         18.12    Confidentiality of Terms of Agreement..........................................................30

         18.13    Relationship of the Parties....................................................................30

         18.14    Binding Agreement..............................................................................30

         18.15    Books and Records..............................................................................30


Exhibit A         Specification for Inhaler

Exhibit B         Schedule

Exhibit C         AeroGen Patent Rights

Schedule 14.1(h)


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       v.

                              AEROGEN/PATHOGENESIS

                    PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT

         THIS PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT ("Agreement") is entered into and effective as of January 20, 2000 (the "Effective Date"), between AEROGEN, INC. a Delaware corporation with a principal place of business at 1310 Orleans Drive, Sunnyvale, California 94089 ("AeroGen"), and PATHOGENESIS CORPORATION, a Delaware corporation with a principal place of business at 201 Elliott Avenue West, Suite 150, Seattle, Washington 98119 ("PathoGenesis").

                                    RECITALS

         WHEREAS, PathoGenesis has the expertise and experience to undertake the development, manufacture and commercialization of antiinfective drugs and has developed and is selling tobramycin, an antiinfective in the aminoglycoside class.

         WHEREAS, AeroGen has in development, and has the expertise and experience to undertake further development, manufacture and supply of, a drug delivery inhaler for the delivery of a liquid containing drug molecules; and

         WHEREAS, PathoGenesis and AeroGen desire to initially develop and commercialize such new drug delivery inhaler for the delivery of tobramycin, on the terms and conditions set forth herein.

                                    AGREEMENT

         In consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AeroGen and PathoGenesis agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         "ADAPTER" means one or more customized components which enable the Ampoule to interfit or co-act with the Dispenser, as described in Exhibit A.

         "AEROGEN INHALER" means that mechanism, which aerosolizes liquids containing drug molecules for inhalation delivery to the human respiratory tract, under development by AeroGen as of the Effective Date, for commercialization by AeroGen and use in conjunction with the delivery of certain drugs outside the Field.

         "AEROGEN'S INHALATION INTELLECTUAL PROPERTY" means AeroGen's Patent Rights, AeroGen's Copyrights, AeroGen's Trade Dress Rights and AeroGen's Know-How owned, licensed or controlled by AeroGen and relating to, covering or claiming inhalation devices, apparatus, products, systems, methods, processes and technology, whether created before or after the Effective Date, where such terms have the following meanings, respectively:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                    (i)      "AEROGEN'S PATENT RIGHTS" means
AeroGen's inventions, proposed inventions, patents, patent applications, provisional patent applications, divisional applications, continuation applications, continuation-in-part applications, continued prosecution applications, renewals, reissues, reexaminations, extensions, and substitutions thereof, and counterparts for other countries, and any and all patents issuing therefrom, including, without limitation, the patents and patent applications set forth in Exhibit C.

                                    (ii)     "AEROGEN'S COPYRIGHTS" means
AeroGen's copyrights in works, including, without limitation, drawings, product literature, manuals, brochures, catalogues, advertisements, software, and other written or graphic material and all derivative works arising therefrom, whether or not such copyrights are registered.

                                    (iii)    "AEROGEN'S TRADE DRESS RIGHTS"
means AeroGen's statutory and common law rights in trade dress and the associated good will, including, without limitation, rights in product shape, color, packaging, and overall image.

                                    (iv)     "AEROGEN'S KNOW-HOW" means
AeroGen's confidential or proprietary information, knowledge, data and trade secrets, including, without limitation, inventions, discoveries, product designs, models, prototypes, engineering drawings, schematics, manufacturing processes, methods, equipment and systems, vendor information, and other product manufacturing and product marketing information.

         An "AFFILIATE" of a party means any person or entity that directly or indirectly owns or controls, is owned or controlled by or is under common ownership or control with such party. "Control" of a party shall mean beneficial ownership, directly or indirectly, of 50% or more of the outstanding voting shares or securities or the ability otherwise to elect a majority of the board of directors or other managing authority of the party.

         "AMINOGLYCOSIDE" means compounds consisting of a central streptamine or deoxystreptamine linked directly to two or more aminosaccharide or saccharide residues with a molecular weight of not more than 800 daltons. This includes, but is not limited to, amikacin, gentamycin, kanamycin, neomycin, streptomycin, and tobramycin.

         "AMPOULE" means an ampoule or canister for storing an Antiinfective Drug, which coacts with or is received by the Adapter, and which is adapted to be housed or received in the Dispenser, as described in Exhibit A.

         "ANTIINFECTIVE DRUG" means any chemical or biological agent used for the treatment or prophylaxis of infectious disease.

         "cGMP" means current Good Manufacturing Practices regulations and Quality System regulations, as promulgated by the FDA.

         "CLINICAL TEST INHALER" means an inhalation device based in part upon the AeroGen Inhaler, which is fully operable without an Adapter or Ampoule, as described in Exhibit A.

         "DEVELOPMENT ACTIVITIES" means the development, reporting, supply and delivery of the Clinical Test Inhalers and the Inhalers in accordance with Sections 2 and 3 of this Agreement and as described in Exhibit A and Exhibit B.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

         "DEVELOPMENT COSTS" means the fully burdened costs and expenses incurred by AeroGen and specifically identifiable to the Development Activities including the clinical supply of the Clinical Test Inhalers and the Inhalers pursuant to this Agreement, all to the extent consistent with U.S. generally accepted accounting principles, consistently applied. Development Costs include, without limitation, FTE Costs and the direct costs of materials, all as specified in the budgets developed by the Joint Development Team, as provided in
Section 3.3.

         "DISPENSER" means a component of an Inhaler which houses an inspiration sensor, an aerosol generator, which interfits or interacts with the Adapter and Ampoule, and which includes a mouth piece, as described in Exhibit A.

         "ELECTRONIC COMPONENT" means the component of an Inhaler which houses a power supply such as one or more batteries and other electronics, and which is removably connected to the Dispenser, as described in Exhibit A.

         "FDA" means the United States Food and Drug Administration or any successor to that agency.

         "FIELD" means the treatment or prophylaxis of infectious disease.

         "FTE" shall mean a full time scientific/technical employee of AeroGen for one year (or, in the case of less than a full-time dedicated scientific/technical person, a full time equivalent scientific/technical employee), dedicated to the Development Activities, including development and clinical supply of the Inhaler and the Clinical Test Inhaler.

         "FTE COSTS" shall mean the annual fully-burdened costs of an FTE, which has been determined by the parties as of the Effective Date to equal [*] per FTE.

         "INHALER" means the AeroGen Inhaler as further developed and refined in accordance with Section 2.2 of this Agreement, and including without limitation:
(i) a Dispenser, and (ii) an Electronic Component, as described in Exhibit A.

         "INHALER MARKUP" has the meaning set forth in Section 8.1 of this Agreement.

         "INHALER TRANSFER PRICE" has the meaning set forth in Section 8.1 of this Agreement.

         "JOINT DEVELOPMENT TEAM" or "JDT" means the joint development team described in Section 3.1 that shall oversee the Development Activities.

         "NET SALES" means the amount invoiced by PathoGenesis, its Affiliates or sublicensees for sales of the Product less the following deductions: (a) discounts, returns, allowances, commissions and wholesaler chargebacks; (b) import, export, excise, sales or use taxes, value added taxes, and other taxes, tariffs and duties imposed on such sales; (c) freight, freight insurance, packaging, handling, transportation and other insurance relating to such sales; and (d) amounts allowed or credited on such sales for retroactive price reductions or rebates including, but not limited to Medicaid. PathoGenesis, may, at its option, allocate the above deductions from sales of the Product based upon accruals estimated reasonably and consistent with

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       3.

PathoGenesis' standard business practices, and in any event in accordance with generally accepted accounting principles applied on a consistent basis. If PathoGenesis elects to utilize such accruals, actual deductions will be calculated and, if applicable, a "true-up" made, on an annual basis.

         "NORTH AMERICA" means the U.S., its territories and possessions, Canada and Mexico,

         "OTHER INHALER" means a mechanism developed by AeroGen after the Effective Date, either alone or in conjunction with a third party (i.e., other than PathoGenesis), which aerosolizes liquids containing drug molecules for inhalation delivery to the respiratory tract of a human, but which is [*].

         "OTHER PATHOGENESIS PRODUCT" has the meaning set forth in Section 2.8.5(b).

         "PRODUCT(S)" means any one or more of the following: Inhaler-Drug Product(s), Inhaler Product(s), and Drug Product(s), where such terms have the following meanings:

                                    (i)      "INHALER-DRUG PRODUCT(S)" means an
Inhaler Product sold with a Drug Product;

                                    (ii)     "INHALER PRODUCT(S)" means an
Inhaler, including an Electronic Component and Dispenser sold without an Ampoule or Adapter; and

                                    (iii)    "DRUG PRODUCT(S)" means an Ampoule
filled with a Tobramycin Solution, sold with an Adapter, for use in conjunction with an Inhaler or Inhaler Product.

         "STOCK PURCHASE AGREEMENT" means that stock purchase agreement to be entered into by AeroGen and PathoGenesis, for the sale of Preferred Stock of AeroGen to PathoGenesis.

         "TERRITORY" means the entire world.

         "TERM" means the later of: (a) expiration of the last to expire Valid Claim within AeroGen's Patent Rights covering or claiming the Product; and (b) fifteen (15) years from the Effective Date.

         "TOBRAMYCIN SOLUTION(S)" means an aqueous solution containing tobramycin as described in Exhibit A.

         "VALID CLAIM" means a claim in an issued patent included within AeroGen's Patent Rights, which has not expired, lapsed, been canceled or become abandoned and has not been finally found to be invalid (or not valid) or unenforceable by an unreversed or unappealable final decision or judgment of a court or other authority or agency of competent jurisdiction.

2.       DEVELOPMENT OF INHALER

         2.1 DEVELOPMENT OF CLINICAL TEST INHALER. AeroGen shall use commercially reasonable efforts to develop the Clinical Test Inhaler, in accordance with the specifications set

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       4.

forth in Exhibit A and the schedule set forth in Exhibit B. Additionally, AeroGen shall develop the Clinical Test Inhaler: (i) in compliance with cGMP; and (ii) in accordance with AeroGen's internal quality control and product specifications or as otherwise agreed upon by AeroGen and PathoGenesis. At PathoGenesis' reasonable request, AeroGen shall provide PathoGenesis with documentation for the purpose of verifying AeroGen's compliance with this section.

         2.2 DEVELOPMENT OF INHALER. AeroGen shall use commercially reasonable efforts to develop the Inhaler in accordance with the specifications set forth in Exhibit A and the schedule set forth in Exhibit B. Additionally, AeroGen shall develop the Inhaler: (i) in compliance with cGMP; and (ii) in accordance with AeroGen's internal quality control and product specifications or as otherwise agreed upon by AeroGen and PathoGenesis. At PathoGenesis' reasonable request, AeroGen shall provide PathoGenesis with documentation for the purpose of verifying AeroGen's compliance with this section.

         2.3 REPORTING. AeroGen shall keep PathoGenesis up-to-date on the progress of the development of the Clinical Test Inhaler and the Inhaler, and specifically shall provide PathoGenesis with written monthly progress reports and oral progress reports on the development of the Clinical Test Inhaler and the Inhaler, as reasonably requested by PathoGenesis. Such written reports shall accompany the invoices submitted by AeroGen under Section 3.5.

         2.4 SUBCONTRACTING. AeroGen may subcontract portions of the development of the Clinical Test Inhaler or the Inhaler provided that: (i) AeroGen advises PathoGenesis in advance, to the extent practicable, of entering into any such subcontract, the terms and conditions (related to technical or cGMP matters) and the work to be performed; (ii) any such subcontractor agrees to perform such work in compliance with cGMP and AeroGen's internal quality control and product specifications or as otherwise agreed upon by AeroGen and PathoGenesis; and (iii) any subcontractor engaged by AeroGen agrees to perform such work in compliance with all regulatory requirements imposed by the FDA and other regulatory agencies.

         2.5 DELIVERY. AeroGen shall use commercially reasonable efforts to provide PathoGenesis with the samples of the Clinical Test Inhaler for examination, testing and comment in the amounts and according to the schedule set forth in Exhibit B. AeroGen shall provide PathoGenesis with the samples of the Inhaler for examination, testing and comment in the amounts and according to the schedule set forth in Exhibit B.

         2.6 REGULATORY COOPERATION. AeroGen shall cooperate with and provide commercially reasonable assistance to PathoGenesis in connection With PathoGenesis making the necessary submissions and filings for obtaining regulatory approvals for the Products, as discussed under Section 6. AeroGen shall be reimbursed for costs reasonably incurred in conducting activities undertaken pursuant to this Section 2.6 which are above and beyond those activities for which it is being reimbursed under Section 3.3, in the same manner and at the same rates as the Development Costs under Section 3.

         2.7 FACILITIES ACCESS. PathoGenesis shall have reasonable access to the Development Activities conducted in AeroGen facilities. PathoGenesis' representatives shall be permitted, from time to time and upon reasonable notice, to visit those portions of the AeroGen facilities

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       5.

which are used for the development, manufacture, and testing of the Clinical Test Inhaler or Inhaler during normal or usual hours of operation to monitor the Development Activities.

         2.8      LICENSE GRANTS.

                  2.8.1 AMPOULES. Subject to the terms and conditions of this Agreement, including specifically Section 2.8.5, AeroGen hereby grants to PathoGenesis an exclusive license within the Field, including the right to grant sublicenses, under AeroGen's Inhalation Intellectual Property to make, have made, use, import, export, offer for sale and sell Ampoules for use in connection with the Inhaler, in the Territory.

                  2.8.2 INHALER PRODUCTS AND ADAPTERS. Subject to the terms and conditions of this Agreement, including specifically Section 2.8.5, AeroGen hereby grants to PathoGenesis an exclusive license within the Field, including the right to grant sublicenses, under AeroGen's Inhalation Intellectual Property to use, import, export, offer for sale and sell the Inhaler Product(s) and the Adapters (as part of a Drug Product) for the inhalation delivery of Antiinfective Drugs, in the Territory.

                  2.8.3    CONTINGENT LICENSE TO MANUFACTURE.

                           (a)      Except as otherwise provided herein,
PathoGenesis shall purchase its clinical and commercial requirements for the Inhaler Products and the Adapters (excluding the Ampoules) from AeroGen pursuant to the terms and conditions of this Agreement. In the event of a "Triggering Event" (as defined below), AeroGen shall promptly notify PathoGenesis in writing thereof, and effective only in such event, AeroGen hereby grants to PathoGenesis an exclusive (subject to Sections 2.8.6, 2.8.7 and 9.2) license within the Field, including the right to grant sublicenses, under AeroGen's Inhalation Intellectual Property, to make and have made the Inhaler Products and the Adapters for sale and use consistent with the license set forth in Section 2.8.2, for the Term. In such event, PathoGenesis shall notify AeroGen in writing of its election to exercise such right, and upon receipt AeroGen shall promptly provide PathoGenesis with the AeroGen Know-How reasonably necessary for PathoGenesis (or its designee) to make and have made the Inhaler Products (including Adapters).

                           (b)      As used in this section, "Triggering
Event" shall mean either: (i) AeroGen determines that it is not reasonably able to supply, or arrange to supply, all of PathoGenesis' reasonable requirements for Inhaler Products and Adapters; (ii) all or a substantial portion of AeroGen's assets are transferred to an assignee for the benefit of creditors, to a receiver or a trustee in bankruptcy; (iii) AeroGen is adjudged bankrupt; or (iv) AeroGen is unable to supply at least 75% of any binding commercial purchase order submitted by PathoGenesis in compliance with the forecast and ordering provisions of Section 7.4, for a period of ninety (90) days from the agreed upon date of delivery of such purchase order.

                  2.8.4 AMINOGLYCOSIDES. Subject to the terms and conditions of this Agreement, including specifically Section 2.8.5, AeroGen hereby grants to PathoGenesis an exclusive license, within the Field, including the right to grant sublicenses, under AeroGen's Inhalation Intellectual Property to use, import, export, offer for sale and sell any inhalation device, adapter or ampoule (including, without limitation, the Inhaler, Adapter and Ampoule), for the inhalation delivery of Aminoglycosides in the Territory.

                  2.8.5    RIGHTS RETAINED BY AEROGEN.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       6.

                           (a)      Subject to Section 10 and notwithstanding
anything else in this Agreement to the contrary, AeroGen may make, have made, use, import, export, offer for sale and sell either itself or with or through any third party inhalation devices, including Inhalers, the AeroGen Inhaler, Adapters and Ampoules for the delivery of any drug other than an Antiinfective Drug. In addition, it is understood and agreed by the parties that AeroGen shall have the right to develop, make, have made, sell, import and market, either itself or with or through any third party, any Other Inhaler, or any adapter or ampoule compatible or interfitting or interacting therewith, for the delivery of any Antiinfective Drug which is not an Aminoglycoside.

                           (b)      Notwithstanding the grant of licenses and
rights under Sections 2.8.1, 2.8.2, 2.8.3, and 2.8.4, in the event PathoGenesis intends to enter human clinical development of, and/or commercialize the Inhaler, Ampoule and/or Adapter for the inhalation delivery, in the Field, of an Antiinfective Drug or Aminoglycosides other than Tobramycin Solution (an "Other PathoGenesis Product"), it shall so notify AeroGen in writing, and PathoGenesis shall not proceed with such development or commercialization of any Other PathoGenesis Product unless and until AeroGen and PathoGenesis negotiate and enter into a written agreement (or amendment to this Agreement) with respect to the terms of such development and/or commercialization; including, without limitation, the development work, if any, to be undertaken by AeroGen, the development costs of such work, and the consideration to be paid to AeroGen for commercialization of such Other PathoGenesis Product. In such event, PathoGenesis and AeroGen shall negotiate in good faith.

                  2.8.6 NONEXCLUSIVE CONVERSION FOR EUROPEAN COMMUNITY. In the event that: (i) PathoGenesis files for and obtains regulatory approval for the Drug Product in the United States as set forth in Section 6.2; (ii) AeroGen obtains the CE mark for the Inhaler Product in Europe; and (iii) PathoGenesis does not file for a regulatory approval of the Drug Product within the European Community ("EC") within a period of eighteen (18) months after such U.S. Regulatory approvals are obtained (the "EC Filing Date"), then AeroGen shall have the right upon thirty (30) days written notice to PathoGenesis to convert the exclusive licenses granted in Sections 2.8.1, 2.8.2, 2.8.3 and 2.8.4 into nonexclusive licenses in the EC countries only and in such case the provisions of Section 9.5(c) shall apply. Notwithstanding the foregoing, AeroGen shall not have the right to convert the licenses to non-exclusive under this Section 2.8.6 if, as of the EC Filing Date, PathoGenesis is in the process of diligently preparing its submission for regulatory approval of the Drug Product in the EC, or is in the process of conducting clinical trials or other required tests in order to so file for regulatory approval; provided that in all events PathoGenesis thereafter files for regulatory approval in the EC no later than twelve (12) months from the EC Filing Date.

                  2.8.7 NONEXCLUSIVE CONVERSION FOR UNITED STATES. In the event that, following commercial launch of the Drug Product and the Inhaler
Product: (i) PathoGenesis sells an inhalation device for the delivery of Tobramycin Solution in the United States, the effect of which is to substantially reduce (as defined below) the sales of the Drug Products in the United States; (ii) such inhalation devices are not licensed or supplied to PathoGenesis by AeroGen; (iii) such inhalation devices are not as of the Effective Date being distributed by PathoGenesis; and (iv) AeroGen is supplying the Inhaler Products to PathoGenesis under the terms and conditions of this Agreement, then AeroGen shall have the right upon thirty (30) days written notice to PathoGenesis to convert the exclusive licenses provided in
Section 2.8.1, 2.8.2, 2.8.3 and 2.8.4 into nonexclusive licenses in the United States only and in such case the provisions of Section 9.5(c) shall apply. As used in this Section 2.8.7, "substantially reduces" means that Net Sales of the Drug Product for a given calendar year are less than eighty-five percent (85%) of the Net Sales for the prior calendar year.

                  2.8.8 RESEARCH REGARDING OTHER PATHOGENESIS PRODUCTS. In the event PathoGenesis intends to utilize the Clinical Test Inhaler, Inhaler, Adapter, Ampoule or any other

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       7.

technology covered by AeroGen's Inhalation Intellectual Property, for conducting research with respect to the use thereof in connection with any Antiinfective Drug other than Tobramycin Solution in accordance with Section 2.8.5(b); or any other research outside of that contemplated hereunder, it shall notify AeroGen in writing.

                  2.8.9 FURTHER LICENSES. Except as expressly provided herein, neither party grants the other party any rights or licenses under this Agreement.

3.       DEVELOPMENT OF THE INHALER

         3.1      JOINT DEVELOPMENT TEAM.

                  3.1.1 FORMATION; PURPOSE. Within ten (10) days after the Effective Date, AeroGen and Pathogenesis shall establish the Joint Development Team ("JDT"). The general purposes of the JDT shall be (i) to determine the overall technical strategy for the development of the Inhaler and Adapter (and the way in which they coact or interfit with the Ampoule), (ii) to oversee and coordinate the parties' activities in the development of the Inhaler and Adapter pursuant to the specifications and the timelines set forth in Exhibits A and B, and (iii) to develop and propose for the parties' approval the final specifications for the Inhaler and Adapter, all based on the principles of prompt and diligent development, consistent with good pharmaceutical and medical device practices. The JDT shall perform such other functions as appropriate to further the purposes of the this Agreement as determined by the parties, including the periodic evaluation of performance against goals.

                  3.1.2 MEMBERSHIP. The JDT shall initially have three (3) representatives of each party with the requisite levels of skill and experience in product development, engineering or such other matters as the parties may agree. The JDT may change its size from time to time by written agreement of the parties; provided that the JDT at all times shall be composed of an equal number of representatives appointed by each of AeroGen and PathoGenesis. Each party may replace its JDT representatives at any time upon written notice to the other party; provided that each party's representatives shall at all times be persons possessing the appropriate level of skill, experience and familiarity with the Products.

                  3.1.3 MEETINGS. The JDT shall hold meetings at such times as the JDT elects to do so, but in no event shall such meetings be held less frequently than once every calendar quarter. The JDT shall meet alternately at AeroGen's facilities in Sunnyvale, CA and PathoGenesis' facilities in Seattle, Washington, or at such locations as the parties may otherwise agree. With the consent of the representatives of each party serving on the JDT, other representatives of each party or of third parties involved in the development, manufacture or commercialization of the Products may attend meetings of the JDT as nonvoting observers. Meetings of the JDT may be held by audio or video teleconference with the consent of each party, provided that at least half of the minimum number of meetings set forth above shall be held in person. Each party shall be responsible for all of its own expenses of participating in the JDT. Meetings of the JDT shall be effective only if a representative of each party is present or participating.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       8.

                  3.1.4 CHAIRPERSONS. The JDT shall be chaired first by a representative of AeroGen from the Effective Date through June 30, 2000, and the Chairperson position shall rotate thereafter on a semi-annual basis with PathoGenesis to appoint the Chairperson for the six month period beginning July 1, 2000. The Chairperson shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within thirty (30) days thereafter.

                  3.1.5 DECISION-MAKING. Each of AeroGen's and PathoGenesis' representatives shall have one vote. All decisions of the JDT shall be unanimous. The JDT shall remain in operation until the earlier of (i) termination of this Agreement, or (ii) the regulatory approval in both the US and the EC of the Inhaler-Drug Product.

                  3.1.6 DISPUTE RESOLUTION. In the event that the JDT is unable to reach agreement on an issue within thirty (30) days, such issue shall be subject to dispute resolution as set forth in Section 16.

                  3.1.7 LIMITATION OF POWERS. The powers of the JDT are limited to those expressly set forth in this Agreement. Without limiting the generality of the foregoing, the JDT shall not have the right to amend this Agreement. The actions of the JDT shall not substitute for either party's ability to exercise any right, nor excuse the performance of any obligation, set forth herein.

         3.2 LIAISONS. Each party will designate an individual to serve as the liaison between the parties to undertake and coordinate any day-to-day communications as may be required between the parties relating to their activities under this Agreement. Each party may change such liaison from time to time during the term of this Agreement upon written notice thereof to the other party.

         3.3 PAYMENT FOR DEVELOPMENT ACTIVITIES. Subject to the terms and conditions of this Agreement, PathoGenesis shall pay to AeroGen, by wire transfer to the bank account designated by AeroGen, the Development Costs incurred by AeroGen [*]. The JDT shall develop mutually agreeable budgets and schedules which will establish the maximum amount of Development Costs (such amount is referred to herein as the "Development Cost Limit") to be expended in developing the Clinical Test Inhaler and the Inhaler to the point of completion of an application for Section 510(k) Premarket Notification Clearance ("510(k) Clearance") for the Inhaler. The Development Cost Limit is currently expected not to exceed the sum of [*] in FTE Costs owed to AeroGen (after taking into account the above discount) plus [*] in other direct costs. AeroGen shall account for and calculate the Development Costs in accordance with its internal accounting systems and GAAP (as defined in Section 8.1). AeroGen, in accordance with Section 18.15 hereof, shall allow PathoGenesis reasonable access to AeroGen's books and records in order to verify such Development Costs.

         3.4 FEES IN EXCESS OF DEVELOPMENT COST LIMIT. The Development Costs for developing the Inhaler shall not exceed the Development Cost Limit unless AeroGen obtains prior written approval from PathoGenesis. A decision by PathoGenesis not to agree to provide funding for Development Costs in excess of the Development Cost Limit shall not constitute a termination or breach of this Agreement. Unless the parties agree otherwise in writing, in no

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       9.

event shall AeroGen be obligated to undertake any Development Activities that would cause it to incur Development Costs in excess of the Development Cost Limit. The JDT shall work together in good faith to resolve any disputes regarding the Development Costs. In the event the JDT is unable to resolve such disputes, such disputes shall be resolved in accordance with Section 16 of this Agreement.

         3.5 INVOICES. AeroGen shall submit monthly invoices to PathoGenesis for the Development Activities AeroGen conducts in the preceding month. The invoices shall contain the following information:

                                    (i)      identification of the number or
fraction of FTEs and subcontractors who performed the Development Activities during the month covered by the invoice;

                                    (ii)     a general description of the
Development Activities performed during such month by FTEs and subcontractors, and a report of the progress made to date in light of the goals and timelines set forth in Exhibits A and B;

                                    (iii)    a statement of costs, categorized
in reasonable detail, of all supplies and materials used and other out-of-pocket costs incurred during such month directly in connection with the Development Activities;

                                    (iv)     a statement of payments (if any)
made by AeroGen to third parties during such month in connection with the Development Activities; and

                                    (v)      the number of Clinical Test
Inhalers or Inhalers, as the case may be, supplied to PathoGenesis for clinical development during such month.

         PathoGenesis shall make payments to AeroGen as incurred against invoice within thirty (30) days of receipt of such invoice.

4.       DEVELOPMENT AND DELIVERY OF THE DRUG PRODUCT

         4.1 DEVELOPMENT. PathoGenesis shall use commercially reasonable efforts to develop the Drug Product in accordance with the schedule set forth in Exhibit B.

         4.2 DELIVERY. PathoGenesis shall use commercially reasonable efforts to deliver, at PathoGenesis' expense, the filled Ampoule or Tobramycin Solution, as applicable (in quantities mutually agreed to by the parties) to AeroGen in accordance with the schedule set forth in Exhibit B. AeroGen shall use all quantities of filled Ampoule or Tobramycin Solution so supplied by PathoGenesis pursuant to this Agreement exclusively for the development and related testing of the Clinical Test Inhaler and the Inhaler. AeroGen shall handle, store and use the filled Ampoules and Tobramycln Solution in compliance with all applicable laws, rules and regulations, and shall not use the filled Ampoules or Tobramycin Solution in any manner on human or animal subjects or in anything destined for human or animal consumption.

5.       CLINICAL SUPPLY AND TESTING

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      10.

         5.1 DELIVERY OF CLINICAL SUPPLY. AeroGen shall provide to PathoGenesis the Clinical Test Inhaler for clinical testing (in quantities and in accordance with the schedule set forth in Exhibit B and the specifications in Exhibit A). AeroGen shall provide to PathoGenesis the inhalers for clinical testing (in quantities and in accordance with the schedule set forth in Exhibit B and in accordance with the specifications in Exhibit A).

         5.2 AMPOULE FOR CLINICAL TESTING. PathoGenesis shall be responsible for all Drug Product for clinical testing of the Inhaler, and all Tobramycin Solution needed for clinical testing of the Clinical Test Inhaler.

         5.3 TESTING AND ACCEPTANCE. PathoGenesis shall have a period of [*] from the date of receipt of the shipment of Clinical Test Inhaler(s) to test for quality of the shipment and to accept or reject such shipment. If PathoGenesis determines that any shipment of the Clinical Test Inhalers or portions thereof do not meet the specifications set forth in Exhibit A, PathoGenesis shall notify AeroGen in writing within such [*] period, indicating the date of delivery and the defective nature of the Clinical Test Inhaler(s). AeroGen shall undertake commercially reasonable efforts to correct such defect, and supply PathoGenesis with a replacement shipment of Clinical Test Inhalers acceptable to PathoGenesis, within a reasonable time and in view of the timelines set forth in Exhibit B.

         5.4 OWNERSHIP OF DATA. PathoGenesis shall own all data, reports, applications, approvals and information, all intellectual property rights therein and all rights arising from its clinical testing and commercialization activities and efforts with respect to the Products, including, but not limited to, all data, reports, information and rights arising out of any regulatory filing for the Ampoule, any regulatory application approval thereof or any corresponding application or approval in any country in the Territory. Notwithstanding the foregoing, AeroGen (or its designee) shall have the right, upon reasonable written request, the granting of which is not to be unreasonably withheld, to use any data or information generated by PathoGenesis with respect to the performance characteristics of the Inhaler (the "Inhaler Data"), in connection with AeroGen's development and submission for regulatory approval and commercialization of, the AeroGen Inhaler, consistent with AeroGen's obligations under Section 2.

6.       REGULATORY OBLIGATIONS AND COMMERCIALIZATION

         6.1 COMMERCIALIZATION OF THE PRODUCT. In the event the clinical testing set forth in Section 5 of this Agreement produces favorable results in the reasonable discretion of PathoGenesis, PathoGenesis shall use commercially reasonable efforts to obtain regulatory approval and commercialize the Products in the United States. PathoGenesis may, at its sole discretion, commercialize the Products in any other country in the Territory in accordance with PathoGenesis' other commercial obligations, if any. If any further documentation, agreement or information is necessary to facilitate PathoGenesis' commercialization of the Products in countries other than the United States, the parties agree to cooperate in good faith to effect such documentation or agreement and to provide such information.

         6.2 REGULATORY FILINGS FOR THE PRODUCTS. The parties agree and acknowledge that the regulatory approval process for the Inhaler Product and Drug Product, and their combined use, has not been determined definitively as of the Effective Date. The parties, through the JDT,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      11.

will coordinate and work in good faith to determine the most efficient and effective regulatory strategy for regulatory approval of the Products. It is contemplated by the parties, as of the Effective Date, that AeroGen shall develop the Inhaler Product and prepare such reports and submissions as are necessary to complete an application for a 510(k) Clearance for the general use of the Inhaler Product for the delivery of liquids containing drug molecules. Whether AeroGen, or PathoGenesis, in fact files for such 510(k) Clearance shall be determined by the JDT in light of the objectives of PathoGenesis under this Agreement and AeroGen's objectives to develop and commercialize the AeroGen Inhaler outside this Agreement. PathoGenesis, its Affiliates and sublicensees shall have the right to prepare, file, prosecute and maintain all necessary and appropriate applications, submissions and filings with the appropriate regulatory authorities, to obtain approval of the Drug Products alone, and in conjunction with the Inhaler Product, in each country within the Territory in which PathoGenesis, any Affiliate of PathoGenesis or any sublicensee of PathoGenesis intends to market the Drug Products. PathoGenesis makes no representation or warranty that PathoGenesis, any Affiliate of PathoGenesis or any sublicensee of PathoGenesis will obtain approvals for the Products in any country in the Territory. PathoGenesis, Affiliates of PathoGenesis and sublicensees of PathoGenesis shall not be liable to AeroGen for any damages or other compensation if PathoGenesis, Affiliates of PathoGenesis or sublicensees of PathoGenesis use commercially reasonable efforts to obtain approvals of the Products, but do not obtain approvals for the Drug Products. PathoGenesis shall bear all costs for any regulatory filing covering the Products. In the event PathoGenesis has not obtained regulatory approval in at least one country of the Territory for the Drug Product, and also has not submitted to at least one regulatory agency in the Territory an application for approval of the Drug Product by the fourth anniversary of the Effective Date, after the parties have discussed the issue in good faith, AeroGen shall have the right upon thirty (30) days written notice to PathoGenesis to convert the licenses set forth in Section 2 to non-exclusive in all countries of the Territory and the terms of Section 9.5 shall apply. In addition, in the event PathoGenesis has not obtained regulatory approval in at least one country of the Territory for the Drug Product, or has not submitted to at least one regulatory agency in the Territory an application for approval of the Drug Product by the fifth anniversary of the Effective Date, after the parties have discussed the issue in good faith, AeroGen shall have the right to terminate this Agreement upon sixty (60) days written notice to PathoGenesis.

7.       COMMERCIAL MANUFACTURE AND SUPPLY OF THE INHALER

         7.1 MANUFACTURING AND DELIVERY. During the Term, and subject to the provisions of this Section 7, AeroGen shall manufacture for and supply to PathoGenesis, and PathoGenesis shall purchase from AeroGen, all of the requirements of PathoGenesis, its Affiliates and sublicensees for the Inhalers and Adapters (excluding the Ampoules) in the Territory. AeroGen shall manufacture the Inhaler: (i) in compliance with cGMP; (ii) in compliance with all regulatory requirements imposed by FDA; and (iii) in accordance with AeroGen's internal quality control standards and product specifications or as otherwise agreed upon by AeroGen and PathoGenesis. To enable AeroGen to comply with its obligations with respect to regulatory requirements outside the United States, PathoGenesis shall inform AeroGen as early as practical of its intention to pursue regulatory approval of the Product in a country outside the United States. Upon AeroGen's reasonable request, PathoGenesis and AeroGen shall meet and confer regarding the regulatory requirements of such country, compliance therewith, the timeline for compliance, the costs associated with compliance and the manufacture of the Inhaler in compliance therewith. The quantities and delivery schedules shall be as specified in Section 7.4 hereof and in purchase orders submitted to AeroGen by PathoGenesis. At PathoGenesis' reasonable request, AeroGen shall provide PathoGenesis with documentation for the purpose of verifying AeroGen's compliance with this section.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      12.

         7.2 QUALITY AND ACCEPTANCE. Both parties acknowledge that quality is critical to ensuring the performance and reliability of the Product, and that quality is a material term of this Agreement. AeroGen shall use commercially reasonable efforts to manufacture the Inhalers to achieve an acceptable quality level ("AQL") of non-conforming units, as determined by the JDT. The parties, through the JDT, will negotiate in good faith to identify critical, major and minor components and corresponding specifications, test methods and associated AQLs. PathoGenesis shall have a period of [*] from the date of receipt of any shipment of the Inhalers to test for quality and quantity of the shipment and to accept or reject such shipment. If PathoGenesis determines that any shipment or portion thereof of the Inhalers does not meet the specifications set forth in this Agreement, PathoGenesis shall notify AeroGen in writing within such [*], indicating the particular lot, date of delivery and the defective nature of the Inhalers. In such event, PathoGenesis shall promptly return the shipment or defective portion thereof to AeroGen and PathoGenesis shall have no obligation to pay for such shipment or defective portion of such shipment, as the case may be. Upon receipt, AeroGen shall undertake commercially reasonable efforts to repair or replace defective Inhalers and supply PathoGenesis with a replacement shipment of Inhalers acceptable to PathoGenesis, within a commercially reasonable time. In the event PathoGenesis does not so notify AeroGen within [ * ] of receipt of any shipment of Inhalers, PathoGenesis shall be deemed to have accepted such shipment and shall be obligated to make payment therefor as provided under Section 8.2.

         7.3 SUBCONTRACTING. AeroGen may subcontract portions of the manufacturing of the Inhaler provided that: (i) AeroGen advises PathoGenesis in advance, to the extent practicable, of entering into any such subcontract, the terms and conditions (related to technical or cGMP matters) and the work to be performed; (ii) any such subcontractor agrees to comply with cGMP, and AeroGen's internal quality control and product specifications or as otherwise agreed upon by AeroGen and PathoGenesis; and (iii) any subcontractor engaged by AeroGen agrees to comply with all regulatory requirements imposed by the FDA and other regulatory agencies.

         7.4 FORECASTS AND PURCHASE ORDER. On a [*] basis, PathoGenesis shall provide AeroGen with its good faith written projections of the anticipated requirements to be ordered from and delivered by AeroGen during the subsequent [
* ] (as may be amended from time to time by PathoGenesis, the "Supply Forecast"). PathoGenesis shall provide AeroGen with the Supply Forecast no later than [*] before the start of each [*]. The Supply Forecast will be binding for the next [*] and will be non-binding for the subsequent [*]. For each [*], and by no later than the first day of such [*], PathoGenesis will issue a firm purchase order for finished Inhaler Products required on a [*] basis by PathoGenesis in such [*], and a delivery date of no less than [*] from the date of such purchase order. AeroGen shall accept any such purchase order, or will negotiate a new delivery schedule for such purchase order and accept such revised purchase order, within [*] of receipt of such purchase order. Any purchase order for a given [*] so placed by PathoGenesis shall specify an amount which is at least [*] of the amount most recently forecast for such [*].
AeroGen shall accept and fill such purchase order; provided however, that where such purchase order specifies an amount which is more than [*] of the amount most recently forecast, AeroGen shall use commercially reasonable efforts to manufacture and supply such excess amount, but shall not be liable in any way in the event it is unable to so supply such excess amount.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      13.
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         7.5      DELIVERY. AeroGen shall use diligent efforts, consistent with its other shipment obligations and manufacturing capacity, to ship all Inhaler Products and Adapters for which purchase orders are accepted on or before the requested shipment date, to the extent such date is at least [*] after the date AeroGen accepts the purchase order for such shipment. The shipping and packaging method used will be at the discretion of AeroGen. Deliveries shall be shipped to PathoGenesis' address as set forth in this Agreement. All Products will be shipped by AeroGen freight collect, or if prepaid, such freight will be subsequently billed to PathoGenesis. PathoGenesis shall be responsible for clearing all Products for export. If required, AeroGen shall insure the shipments against damage or loss and will subsequently bill PathoGenesis for such shipping insurance.

         7.6 PAYMENTS TO THIRD PARTIES. AeroGen, its affiliates, and its assignees, shall be fully responsible for paying any and all licensee fees, royalties and other such payments owed by it to any third parties for the manufacture, sale, offer for sale, use, importation or exportation of the Inhalers provided by AeroGen. Third party payments owed by PathoGenesis shall be handled as provided under Section 9.5(a).

         7.7 FACILITIES ACCESS AND REGULATORY INSPECTIONS. PathoGenesis shall have reasonable access to the manufacturing activities conducted in AeroGen facilities. PathoGenesis' representatives shall be permitted, from time to time and upon reasonable notice, to visit the AeroGen facilities during normal or usual hours of operation to monitor the manufacturing activities. In addition, PathoGenesis shall have the right, upon reasonable notice to AeroGen, and provided such subcontractor agrees to such visit, to visit the facilities of any of the subcontractors AeroGen utilizes pursuant to Section 2.4 or 7.3; provided that the PathoGenesis representatives are accompanied by AeroGen representatives. AeroGen shall promptly notify PathoGenesis of any regulatory inspection of AeroGen facilities used in the manufacturing, processing or packaging of the Inhaler Product. At the reasonable written request of PathoGenesis, AeroGen shall promptly provide to PathoGenesis copies of the documents relating to or arising out of the inspection such as FDA Form 483 list of observations, establishment inspection reports, and warning letters.

         7.8 USE OF TRADEMARKS ON PRODUCTS. PathoGenesis will have the right to mark the Inhaler Product with its own Company Trademarks. PathoGenesis and AeroGen acknowledge that it may be mutually beneficial to mark the Inhaler Product with the trademarks, trade names, Iogos, or company names ("Company Trademarks") of both PathoGenesis and AeroGen. In the event that both parties desire (or where regulations require) the Inhaler Product to bear the Company Trademarks of PathoGenesis and AeroGen simultaneously, AeroGen will cooperate with PathoGenesis and conform to the marking scheme of PathoGenesis. The parties will agree to the size and placement of the Company Trademarks. Notwithstanding the foregoing, the parties understand that this Section 7.7 does not include trademark licenses and that neither PathoGenesis nor AeroGen will use one another's Company Trademarks without an appropriate license to do so.

         7.9 TITLE AND RISK OF LOSS. Risk of damage or loss of Inhalers shipped to PathoGenesis by AeroGen shall remain with AeroGen until an Inhaler Product is shipped at the instructions of PathoGenesis.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      14.
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         7.10     PRODUCT INSURANCE. AeroGen shall furnish PathoGenesis with
Certificates of Insurance within forty-five (45) days of the first commercial sale of the Inhaler Drug Product or Inhaler Product and shall furnish PathoGenesis with annual renewal Certificates of Insurance fifteen (15) days prior to each anniversary of such first sale. The Certificate of Insurance will extend product liability broad form vendors coverage to PathoGenesis. A thirty (30) day written notice, as practicable, of cancellation or reduction in scope or amount of coverage will be provided to PathoGenesis. If such insurance is written on a claims-made form following termination of this Agreement, coverage shall survive for a period of no less than two (2) years.

8.       PAYMENTS FOR THE MANUFACTURED INHALER PRODUCTS

         8.1 INHALER TRANSFER PRICE. Subject to the terms and conditions of this Agreement, PathoGenesis shall pay AeroGen the per unit manufacturing cost for each Inhaler delivered to and accepted by PathoGenesis, plus [*] of the manufacturing cost per unit (the "Inhaler Markup") (the sum of the manufacturing cost per unit and the Inhaler Markup shall be referred to herein as the "Inhaler Transfer Price"). The manufacturing cost per unit is the [*] consistent with U.S. generally accepted accounting principles consistently applied ("GAAP") of AeroGen, on a consolidated basis, of manufacturing the Inhaler. AeroGen shall determine such cost in accordance with its internal accounting systems and methodologies and GAAP, and shall allow PathoGenesis reasonable access to AeroGen's books and records in order to verify such cost in accordance with Section 18.15 hereof. In computing such cost, AeroGen will utilize standard industry practice, as mutually agreed upon by the parties, which agreement shall not be unreasonably withheld or delayed. At the time of [*], the parties will mutually agree on a target manufacturing cost per unit (the "Target Cost") and consequent Inhaler Transfer Price. Under current conditions, as of the Effective Date the Target Cost of the AeroGen Inhaler is projected to be [*], as per AeroGen's 1999 Business Plan. In the event that the actual Target Cost exceeds the agreed upon Target Cost by [*] or more, then the Inhaler Markup shall be reduced by [*] for every [*] of such excess. In the event that the actual Target Cost is below the agreed upon Target Cost by [*] or more, then the Inhaler Markup shall be increased by [*] for every [*] of such decrease. AeroGen shall use its best efforts to obtain and maintain appropriate capital funding to satisfy its obligations under this Agreement. All capital expenditures necessary to manufacture and supply the Clinical Test Inhalers and the Inhalers pursuant to this Agreement shall be the sole responsibility of AeroGen.

         8.2 INVOICING. AeroGen shall invoice PathoGenesis when AeroGen ships the Inhaler. PathoGenesis shall pay all invoices for the Inhalers delivered to and accepted in accordance with this Agreement within forty-five
(45) days after receipt of the Inhalers.

9.       ROYALTY

         9.1 ROYALTY PAYMENTS BY PATHOGENESIS FOR PRODUCTS. Except as provided herein and subject to the terms and conditions of this Agreement, PathoGenesis shall pay to AeroGen, on a country-by-country basis, a royalty ("Royalty" or "Royalties") based upon the Net Sales of the Products at the following rates:

                           (a)      a royalty of [*] of the annual Net Sales of
the Products sold in each country other than those countries in North America;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      15.

                           (b)      a royalty of [*] of the annual Net Sales of
the Products sold in each country in North America.

         PathoGenesis shall pay the royalties owed to AeroGen on Net Sales of the Products on a calendar-quarterly basis, within sixty (60) days following the end of the calendar quarter during which the sales in question were made. Upon payment of a royalty for any sale of a Product, the royalty obligation under this Agreement with respect to that Product shall be deemed exhausted.

         9.2 MINIMUM ROYALTY. Subject to the terms and conditions of this Agreement, [*] (the "Minimum Royalty Commencement Date"), and at each anniversary of the Minimum Royalty Commencement Date during the Term, PathoGenesis shall pay to AeroGen, in arrears, a minimum annual royalty payment of [*] within [*] of such Minimum Royalty Commencement Date or anniversary thereof; provided that any and all royalty payments actually made with respect to Net Sales during such calendar year shall be credited against such minimum royalty amount. In the event PathoGenesis fails to make such payment, and such payment is not made within [*] written notice thereof, AeroGen shall have the right to [*].

         9.3 ROYALTY TERM. The parties acknowledge that PathoGenesis' royalty obligations shall be in effect for so long as PathoGenesis, or any sublicensee, is selling the Product supplied by AeroGen hereunder anywhere in the Territory.

         9.4 ROYALTY REPORTS. After the first commercial sale of the Product in the Territory, PathoGenesis shall provide AeroGen with calendar-quarterly written royalty reports, within sixty (60) days from the last day of each calendar quarter during the term of the Agreement. Each report shall include a summary of the Net Sales of the Product for sales made during the calendar quarter in question on which a royalty is payable and the royalties which are payable on such Net Sales. Any objection by AeroGen to the accuracy or completeness of any such reports must be made in writing to PathoGenesis within two (2) years after the report is provided to AeroGen, or such report shall be deemed to be true and correct.

         9.5      REDUCTION OF ROYALTIES.

                           (a)      If it is "necessary" (as defined below)
for PathoGenesis, any Affiliate of PathoGenesis or any sublicensee of PathoGenesis in any country within the Territory to obtain a license and pay a royalty under such license to either (i) a third party other than an "Excepted Party" or (ii) a third party who is an Excepted Party (as defined below), under any patent or other proprietary interest of such third party in order to use, import, export, offer for sale or sell the Inhaler Product in that country, PathoGenesis' obligations to pay royalties to AeroGen on Net Sales in that country shall be reduced by (A) one-half of the amount of the cost to PathoGenesis, its Affiliates and sublicensees of such royalties paid or payable to a party other than an Excepted Party; or (b) all of the amount of the cost to PathoGenesis, its Affiliates and sublicensees of such royalties paid or payable to an Excepted Party; provided that in no event shall AeroGen's royalties be reduced under this Section 9.5(a) below fifty percent (50%) of the applicable rate set forth in Section 9.1. It shall be considered "necessary" to obtain a license if so ordered by a court of competent jurisdiction in such country or if PathoGenesis, any Affiliate of PathoGenesis or any sublicensee obtains a written opinion from an independent qualified patent counsel or agent in such country, reasonably acceptable to AeroGen, that the use or sale of the Inhaler Product in the Field infringes upon such third party's patent rights or other proprietary interests. As used in this Section 9.5(a), an "Excepted Party" means [*].

                           (b)      In the event: (i) AeroGen does not obtain
within four years from the Effective Date a Valid Claim on the Inhaler or there is no Valid Claim of a patent included in AeroGen's Inhalation Intellectual Property that claims the Product sold by PathoGenesis, its Affiliates or sublicensees; or (ii) a third party obtains, by order, decree or grant from a court or other regulatory authority of competent jurisdiction in any country in the Territory, a compulsory license under AeroGen's Inhalation Intellectual Property authorizing such third party to make, have made, use, import, export, offer for sale or sell the Product in such country, AeroGen shall give prompt written notice to PathoGenesis. In either such event

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      16.

PathoGenesis' obligations to pay royalties with respect to Net Sales of the Product in such country under this Agreement shall be reduced by fifty percent (50%).

                           (c)      If, for any other reason or under any
other circumstances, the exclusive licenses and rights granted to PathoGenesis under Section 2 of this Agreement effectively become or are deemed nonexclusive licenses in a country in the Territory, the royalties owed by PathoGenesis to AeroGen for Net Sales of the Products in such country shall be reduced by fifty percent (50%).

         9.6 BOOKS AND RECORDS. PathoGenesis shall keep full, true and accurate books and records which disclose the Net Sales of the Products, the number of Products sold in the Territory and all matters relating to those sales which are relevant for the purposes of determining the royalties to be paid by PathoGenesis to AeroGen. Such books and records shall be retained for three (3) years following the occurrence of such sales.

         9.7 INSPECTION. AeroGen, at its own expense, shall have the right during normal business hours on thirty (30) days' prior written notice to PathoGenesis, and not more than once in any calendar year, to have a nationally recognized independent public accounting firm selected by AeroGen and reasonably acceptable to PathoGenesis, to examine the relevant books and records of PathoGenesis for the purpose of verifying the royalties due under Section 9.1 of this Agreement. Such accounting firm shall not work on a contingency fee basis, shall execute and deliver to PathoGenesis a standard and reasonable confidentiality agreement and shall not disclose to AeroGen any information relating to PathoGenesis' business, except whether the PathoGenesis royalty reports are correct or incorrect. If such reports are incorrect, then the accounting firm shall provide PathoGenesis with the specific details concerning any discrepancies and the amounts of the royalties due under Section 9.1 of this Agreement. If such examination reveals a discrepancy, PathoGenesis shall pay to AeroGen any additional royalties owed to AeroGen, or AeroGen shall refund to PathoGenesis any excess royalty payments made by PathoGenesis, as appropriate. In the event that the discrepancy amounts to an underpayment by PathoGenesis of [*] or more of the royalties due under Section 9.1 of this Agreement, PathoGenesis shall promptly reimburse AeroGen for its out-of-pocket expenses reasonably incurred in connection with such examination.

         9.8 WITHHOLDING TAX. Any and all withholding taxes or similar charges imposed by any government on royalties due from PathoGenesis under this Agreement will be deducted from the amounts due and paid to AeroGen, will be paid by PathoGenesis to the proper taxing authority, and proof of payment of said taxes or other charges will be promptly secured and sent to AeroGen as evidence of such payment.

         9.9 MARKING. AeroGen shall provide PathoGenesis with written notice of the patent number and country of each of the patents in AeroGen's Patent Rights when issued by providing PathoGenesis a revised Exhibit C of this Agreement or providing other suitable written notice to PathoGenesis. PathoGenesis shall use commercially reasonable efforts to place, in a conspicuous location on the Inhaler Product, a patent notice in accordance with and when required by applicable laws of the Country in which the Inhaler Product is sold and in which there is a Valid Claim of a patent in AeroGen's Patent Rights covering the Inhaler Product. With respect to the patents in AeroGen's Patent Rights, PathoGenesis will respond to any request for

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      17.
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disclosure under 35 U.S.C. Section 287(b)(4)(B) only by notifying AeroGen of the request for disclosure.

10.      INTELLECTUAL PROPERTY

         10.1 INHALER OWNERSHIP. Except as provided herein, AeroGen shall own all right, title, and interest in all intellectual property rights related solely to the use, functional design (as compared to cosmetic or aesthetic design), function and manufacture of the Inhaler, whether created independently or jointly by PathoGenesis or AeroGen during the Term of and pursuant to this Agreement. To the extent that PathoGenesis owns or acquires any interest in such rights, PathoGenesis hereby assigns to AeroGen any interest in such intellectual property rights. PathoGenesis shall own all design patent rights, copyrights and trade dress rights related solely to those aspects of the physical appearance and trade dress of the Inhaler which are different from the physical appearance and trade dress of the AeroGen Inhaler, whether such rights are created independently or jointly by PathoGenesis or AeroGen. To the extent that AeroGen owns or acquires any interest in such rights, AeroGen hereby assigns to PathoGenesis any interest in such design patent rights, copyrights and trade dress rights for the Inhaler.

         10.2 DRUG PRODUCT OWNERSHIP. As between AeroGen and PathoGenesis, PathoGenesis shall own all right, title, and interest in all patent rights, copyrights, trade dress rights, and know-how rights related solely to Tobramycin Solution whether created independently or jointly by PathoGenesis or AeroGen during the Term of and pursuant to this Agreement. To the extent AeroGen owns or acquires any interest in such rights, AeroGen hereby assigns to PathoGenesis any interest in such rights. PathoGenesis shall also own all right, title, and interest in all patent rights, copyrights, trade dress rights, and know-how rights covering Antiinfective Drugs which PathoGenesis independently develops and discloses to AeroGen during the Term of this Agreement. To the extent that AeroGen owns or acquires any interest in such rights, AeroGen hereby assigns such interest to PathoGenesis.

         10.3 COOPERATION. With respect to the intellectual property rights addressed in this Section 10, both parties shall cooperate with each other to obtain, prosecute, maintain and enforce its intellectual property rights. Such cooperation shall include, without limitation, obtaining assignments from the other party's employees and causing the execution of all documents and instruments as the other party may reasonably consider appropriate to pursue protection.

11. EQUITY PURCHASE. Pursuant to the Stock Purchase Agreement, PathoGenesis shall purchase Two Million Five Hundred Thousand Dollars ($2,500,000) of Series E Preferred Stock of AeroGen, at a purchase price of $2.60 per share.

12.      CONFIDENTIALITY

         12.1 USE OF CONFIDENTIAL INFORMATION. During the Term of this Agreement, AeroGen and PathoGenesis may each provide Confidential Information, including but not limited to each party's proprietary materials and/or technologies, economic information, business or research strategies, trade secrets and material embodiments thereof, to the other. As used herein, "Confidential Information" of a party means any such confidential information disclosed by such party to the other party (i) in written form marked "confidential," or (ii) in oral form if summarized in a writing marked "confidential" delivered to the receiving party within thirty (30) days after the oral disclosure. The parties shall only use Confidential Information of the other party for those purposes specified in this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      18.
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         12.2     CONFIDENTIALITY AND NON-USE. The recipient party shall
maintain the providing party's Confidential Information in strict confidence, except if and to the extent that such disclosure is required by applicable law and provided that the providing party has received written notice reasonably far in advance of the proposed disclosure. The recipient party shall use the providing party's Confidential Information solely to exercise its rights and perform its obligations under this Agreement, unless otherwise mutually agreed in writing. Upon request by the providing party, the recipient party shall, within ten (10) days of receiving such request, return all tangible materials comprising Confidential Information of the providing party and return or destroy any notes, copies, summaries or extracts of the providing party's Confidential Information, provided that each party shall be permitted to retain one copy of such embodiments of the other party's Confidential Information for legal archiving purposes.

         12.3 EXCLUSIONS. Confidential Information shall not include information that: (i) is shown by contemporaneous documentation of the recipient party to have been in its possession prior to receipt from the providing party;
(ii) is or becomes, through no fault of the recipient party, publicly known;
(iii) is furnished to the recipient party by a third party without breach of a duty to the disclosing party; or (iv) is independently developed by the recipient party without access to the providing party's Confidential Information.

         12.4 CONFIDENTIALITY AGREEMENTS. AeroGen and PathoGenesis shall use commercially reasonable efforts to obtain, if not already in place, confidentiality agreements from its relevant employees, agents, subcontractors and consultants to protect the confidential information as herein provided.

         12.5 PUBLICITY - RESULTS. During the Term of this Agreement, AeroGen and PathoGenesis each acknowledge the other party's interest in publishing certain of its results to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each party also recognizes the mutual interest in obtaining valid patent protection and protecting business interests. Consequently, either party, its employees or consultants wishing to make a publication or other disclosure (including any oral disclosure made without obligation of confidentiality) relating to work performed by such party as part of the work being conducted under this Agreement (the "Publishing Party") shall transmit to the other party (the "Reviewing Party") a copy of the proposed written publication or disclosure or an outline of such oral disclosure at least sixty (60) days prior to submission for publication or oral disclosure. Such publication or disclosure shall not be made without the prior written consent of the Reviewing Party, which consent shall not be unreasonably withheld.

         12.6 PUBLICITY - TERMS OF AGREEMENT. Except as provided in Section 12.7., neither party shall disclose this Agreement or any of the material terms thereof to any third party, whether in writing or orally, without the prior written consent of the other party, except for terms or subject matter which has been the subject of public disclosure or has been mutually approved for such disclosure pursuant to Section 12. Notwithstanding the foregoing, each party shall have the right to disclose the material terms of this Agreement in confidence to any bona fide potential or actual investor, investment banker, counsel, acquirer, merger target, and where reasonably practicable, shall obtain a binder of confidentiality consistent with the terms of this Agreement. In addition, either party may make any such disclosure if, but only to the extent such disclosure is, on advice of counsel, required by applicable law. The disclosing party shall use all

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      19.

commercially reasonable efforts to preserve the confidentiality of this Agreement and the terms thereof notwithstanding any such required disclosure, and will give the other party written notice of such required disclosure in advance thereof, to the extent practicable. In the event either party is required to file this Agreement with the Securities and Exchange Commission or any other regulatory agency, such party shall apply for confidential treatment of this Agreement to the fullest extent permitted by law, shall provide the other party a copy of the confidential treatment request far enough in advance of its filing to give the other party a meaningful opportunity to comment thereon, and shall incorporate in such confidential treatment request any reasonable comments of the other party.

         12.7 PUBLICITY - PRESS RELEASES. The parties may issue press releases, either jointly or independently, following the execution of this Agreement, the form and substance of which shall be approved by the parties, provided such approval shall not be unreasonably withheld or delayed. Any subsequent press releases regarding this Agreement, the progress or status thereof or any developments or other information related thereto shall be approved in advance by the parties, such approval not to be unreasonably withheld or delayed.

         12.8 PUBLICITY - USE OF PARTIES' NAMES. Neither party shall use the name of the other party or any of the other party's affiliates, employees or subsidiaries, or reference any of the other party's products in any promotions, public statements or public disclosures without the prior written consent of an authorized representative of the other party, except where required by law.

13.      ADVERSE INFORMATION AND EVENT REPORTING

         13.1 NOTIFICATION. Each party shall report to the other party, in as much detail as possible, within forty eight (48) hours from receipt of the information (or less, where required so as to comply with FDA or after applicable regulations) any experience coincident with the use of the Inhaler, AeroGen Inhaler or the Products at any dose, whether or not considered drug related, that suggests a significant hazard, contraindication, side effect or precaution. This includes, but is not limited to, any serious adverse experience or expectation regarding the use of the Products. A serious adverse experience or expectation includes, at minimum, any possible event coincident with the use of inhalation devices or the Products that results in any of the following outcomes: death, a life-threatening experience, inpatient hospitalization, prolongation of an existing hospitalization, a persistent or significant disability or incapacity, or a congenital anomaly or birth defect.

         13.2 PRODUCT RECALLS. In the event the FDA orders a recall of the Inhalers or the Products or one or both parties determine that a voluntary recall of the Inhaler Product is warranted, the parties agree to meet and confer in good faith as to whether and how to proceed with such recall and the allocation of expenses to be incurred in connection therewith.

14.      REPRESENTATIONS AND WARRANTIES

         14.1 AEROGEN REPRESENTATIONS AND WARRANTIES. AeroGen represents, warrants and covenants that:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      20.
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                           (a)      AeroGen is a corporation duly organized,
existing and in good standing under the laws of the State of Delaware, with full right, power and authority to enter into and perform this Agreement;

                           (b)      the execution, delivery and performance of
this Agreement does not conflict with, violate or breach any agreement to which AeroGen is a party, any court order to which AeroGen is a party or subject to or AeroGen's certificate of incorporation or bylaws;

                           (c)      this Agreement has been duly executed and
delivered by AeroGen and is a legal, valid and binding obligation enforceable against AeroGen in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights generally and equitable principles;

                           (d)      as of the Effective Date, AeroGen owns or
controls AeroGen's Inhalation Intellectual Property;

                           (e)      to the best of its knowledge, AeroGen has
not received any notice from any third party claiming any ownership interest in AeroGen's Inhalation Intellectual Property;

                           (f)      AeroGen has the right to grant the licenses
and rights set forth in this Agreement;

                           (g)      to the best knowledge of AeroGen, the
development, manufacture, use, importation, exportation and sale of the Inhaler Product, as contemplated as of the Effective Date, in the Territory will not infringe any valid patent or other intellectual property rights of any third party;

                           (h)      except as set forth on Schedule 14.1(h),
[*];

                           (i)      to the best knowledge of AeroGen, the
development, manufacture, use, importation, exportation and sale of the Inhaler Product, as contemplated as of the Effective Date, in the Territory will not infringe any valid patent or other intellectual property rights of any third party.

                           (j)      AeroGen has not knowingly withheld from
PathoGenesis any [*], and to the best knowledge of AeroGen, the information relating to the manufacture, safety or efficacy of the Clinical Test Inhaler, Inhaler and the Products provided to PathoGenesis does not contain any misstatement of a material fact nor omit to state any material fact required to make such information not misleading;

                           (k)      the execution and delivery by AeroGen of
this Agreement and the performance by AeroGen of the obligations under this Agreement require no regulatory approvals other than approvals by FDA or other similar agencies in the Territory to be obtained on the part of AeroGen, or, if required, AeroGen has obtained such approvals;

                           (l)      during the Term and subject to the terms and
conditions of this Agreement, AeroGen will not grant any license or other right in any of AeroGen's Inhalation Intellectual Property that interferes with or conflicts with any of the licenses or rights granted to PathoGenesis under this Agreement;

                           (m)      the financial information, including but not
limited to audited financial statements, that AeroGen has provided to PathoGenesis as of the Effective Date comply with GAAP (as defined in Section 8.1) and are correct in all material respects; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      21.
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                           (n)      the Clinical Test Inhalers and Inhalers
AeroGen supplies to PathoGenesis hereunder shall, [*].

         14.2 PATHOGENESIS REPRESENTATIONS AND WARRANTIES. PathoGenesis represents, warrants and covenants that:

                           (a)      PathoGenesis is a corporation duly
organized, existing and in good standing under the laws of the State of Delaware, with full right, power and authority to enter into and perform this Agreement;

                           (b)      the execution, delivery and performance of
this Agreement does not conflict with, violate or breach any agreement to which PathoGenesis is a party, any court order to which PathoGenesis is a party or subject to or PathoGenesis' certificate of incorporation or bylaws;

                           (c)      this Agreement has been duly executed and
delivered by PathoGenesis and is a binding obligation enforceable against PathoGenesis in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights generally and equitable principles; and

                           (d)      during the term, PathoGenesis will not use
AeroGen's Inhalation Intellectual Property outside the Field or for the delivery of any drug other than Tobramycin Solution, except as provided under Section 2.8.5(b).

15.      INDEMNIFICATION AND INSURANCE

         15.1 INDEMNIFICATION OF AEROGEN. PathoGenesis shall at all times during and after the Term be responsible for, and shall defend, indemnify and hold AeroGen, its directors, officers, employees, agents and representatives harmless from and against any and all losses, claims, lawsuits, proceedings, expenses, recoveries and damages, including reasonable legal expenses, costs and attorneys fees, arising out of: (i) any product liability claim or lawsuit by a third party directly arising from the Drug Products or any other products made, used, sold or distributed by PathoGenesis, except to the extent attributable to AeroGen's breach of its representations and warranties provided in Section 14.1;
(ii) any breach of any representation or warranty given in this Agreement by PathoGenesis; (iii) any negligent conduct or willful misconduct by PathoGenesis; and (iv) any representation made or warranty given by PathoGenesis with respect to the Products (other than the labeling therefor as approved by the relevant regulatory authorities) provided however, that: (a) AeroGen gives PathoGenesis prompt notice of any such claim or lawsuit; (b) PathoGenesis has the right to compromise, settle or defend such claim or lawsuit; and (c) AeroGen, at the expense of PathoGenesis, cooperates with PathoGenesis in the defense of such claim or lawsuit. AeroGen, at its expense, may participate in the defense of any such claim or lawsuit.

         15.2 INDEMNIFICATION OF PATHOGENESIS. AeroGen shall at all times during and after the Term be responsible for, and shall defend, indemnify and hold PathoGenesis, its directors, officers, employees, agents and representatives harmless from and against any and all losses, claims, lawsuits, proceedings, expenses, recoveries and damages, including reasonable legal

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      22.
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expenses, costs and attorneys fees, arising out of:. (i) any product liability or lawsuit by a third party directly arising from the Clinical Test Inhalers or the Inhalers provided by AeroGen to PathoGenesis, except to the extent attributable to PathoGenesis' breach of its representations and warranties provided in Section 14.2; (ii) any breach of any representation or warranty given in this Agreement by AeroGen; and (iii) any negligent conduct or willful misconduct by AeroGen; provided however, that (a) PathoGenesis gives AeroGen prompt notice of any such claim or lawsuit; (b) AeroGen has the right to compromise, settle or defend such claim or lawsuit; and (c) PathoGenesis, at the expense of AeroGen, cooperates with AeroGen in the defense of such claim or lawsuit. PathoGenesis, at its expense, may participate in the defense of any such claim or lawsuit.

         15.3 INSURANCE. Each party shall maintain appropriate product liability insurance with respect to any clinical trials, manufacturing, development, sales, marketing, distribution and promotion activities performed by it hereunder, in each case in the amount of [*] per occurrence and in total, except that AeroGen shall not be required to maintain separate insurance pursuant to this Section 15.3 if it maintains substantially the same coverage pursuant to Section 7.10. Each party shall maintain such insurance until such Products are no longer sold. In the case of clinical trial insurance, each party shall maintain such insurance for [*] following the completion of clinical trials. Upon termination of such insurance, each party shall obtain tail end product liability coverage for a [*] term in such amounts and subject to such deductibles as the parties may mutually agree based upon standards prevailing in the industry at the time. Each party shall name the other party as an additional insured on any policy required by this section, and shall deliver certificates of insurance to the other party to document compliance with this section.

         15.4 LIMITATION OF DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING IN ANY WAY OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED WARRANTY PROVIDED HEREIN. THIS LIMITATION SHALL NOT APPLY, HOWEVER, TO A PARTY'S INDEMNIFICATION OBLIGATION FOR THIRD PARTY CLAIMS PURSUANT TO SECTION 15.

         15.5 AEROGEN'S RIGHT TO PROSECUTE INFRINGEMENTS. AeroGen, at AeroGen's expense and discretion, shall have the first right, but not the obligation, to take action in its own name, in the name of its Affiliates and its sublicensees, and in the name of PathoGenesis if necessary, to restrain any infringement, threatened infringement or suspected infringement of any AeroGen Inhalation Intellectual Property. PathoGenesis, at AeroGen's expense, shall reasonably cooperate with AeroGen in such action. PathoGenesis, at PathoGenesis' option and expense, may actively participate as a party in any such action, where the infringing product at issue delivers an Antiinfective Drug, so long as the licenses under Section 2 are exclusive with respect to the country in which such action is brought (a "Relevant Claim"). Subject to the terms and conditions of this Agreement, AeroGen shall have the right to control prosecution of such action and the right to settle and compromise such action or dispute. In the event any monetary recovery in connection with such action or settlement is obtained, such recovery shall be applied in the following priority: [*].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      23.

         15.6 PATHOGENESIS' OPTION TO PROSECUTE INFRINGEMENTS. If AeroGen does not file an action to restrain such infringement, threatened infringement or suspected infringement of AeroGen's Inhalation Intellectual Property in the Field relating to delivery of an Antiinfective Drug, [*], within [*] after (i) AeroGen becomes aware of such infringement, threatened infringement or suspected infringement, or (ii) receipt of PathoGenesis' written request to AeroGen to do so, then PathoGenesis, at PathoGenesis' expense, shall have the right, but not the obligation, to take action in its name, to restrain such infringement, threatened infringement or suspected infringement. AeroGen, at PathoGenesis' expense shall reasonably cooperate with PathoGenesis in such action. AeroGen, at AeroGen's option and expense, may actively participate as a party in such action. Subject to the terms and conditions of this Agreement, PathoGenesis shall have the sole and exclusive right to control prosecution of such action, but shall not settle and/or compromise such action or dispute without the consent of AeroGen, which shall not be unreasonably withheld. In the event any monetary recovery in connection with such infringement action is obtained, such recovery shall be applied in the following priority: [*].

16.      DISPUTE RESOLUTION

         16.1 NEGOTIATION. AeroGen and PathoGenesis shall endeavor to resolve any claim or controversy arising out of or relating to this Agreement or arising from the JDT, or the threatened breach, breach, termination or validity of this Agreement informally by negotiation between the senior executives, officers or management of AeroGen and PathoGenesis. Either party may give the other party written notice of any claim or controversy not resolved in the normal course of business, or in the case of the JDT, as provided in Section 3.1.6 (the "Disputing Party Notice"). Within thirty (30) days after the delivery of the Disputing Party Notice, the receiving party shall submit to the other party a written response (the "Response"). The Disputing Party Notice and Response shall include a statement of each party's position and a summary of the arguments supporting that position. Within sixty (60) days after the Disputing Party Notice, such designated senior executives, officers or management of AeroGen and PathoGenesis shall meet at a mutually acceptable time and place and thereafter as often as they reasonably deem necessary to attempt to resolve the claim or controversy. All negotiations pursuant to this clause are confidential and without prejudice and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

         16.2 MEDIATION. If the claim or controversy has not been resolved by negotiation pursuant to Section 16.1 of this Agreement within ninety (90) days of the Disputing Party Notice, or if the parties fail to meet within the time periods specified in Section 16.1 of this Agreement, the parties shall endeavor to settle the dispute by mediation under the then current Model Mediation Procedure for Business Disputes of the Center for Public Resources ("CPR"). Unless otherwise agreed, the parties shall select a mediator from the CPR panel of neutrals and shall notify CPR to initiate the selection process. Either party may initiate this procedure ninety (90) days after the Disputing Party Notice whether or not the parties have met.

         16.3 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the threatened breach, breach, termination or validity thereof, which remains unresolved for forty five (45) days after the appointment of a mediator pursuant to Section 16.2 of this Agreement shall be finally settled by arbitration in accordance with the CPR Rules for Non-Administered Arbitration of Patent and Trade Secret Disputes. The tribunal shall consist of a sole arbitrator unless in the initial notice of arbitration or notice of defense, either party requests a panel of three arbitrators in which event the panel will consist of three

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      24.

arbitrators, none of whom shall be appointed by a party. In selecting the arbitrator(s), either party may, but need not, strike any candidate who does not have a background in the field of pharmaceuticals with related scientific, legal or business experience. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1 et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court or authority having jurisdiction thereof. Insofar as the proceeding relates to patents, it shall also be governed by 35 U.S.C. Section 294, to the extent applicable. The arbitrators are not empowered to award treble, punitive or any other damages in excess of compensatory damages and each party irrevocably waives any claim to recover any such damages. The place of the arbitration shall be in Seattle, Washington if the arbitration is initiated by AeroGen, or in San Francisco, California if the arbitration is initiated by PathoGenesis.

         16.4 INJUNCTIVE RELIEF. Notwithstanding the foregoing, each party shall have the right to immediately apply to a court of competent jurisdiction to seek temporary, or permanent injunctive relief to restrain any conduct or any threatened conduct in violation of or otherwise with respect to Sections 10, 12, 13 and 15 of this Agreement, or that could threaten the parties' rights in or to, or protect or enforce, any of the parties' intellectual property.

17.      TERM AND TERMINATION

         17.1 TERM. The term of this Agreement is effective as of the Effective Date as first written above, and except as otherwise provided in this
Section 17 of this Agreement, shall terminate at the end of the Term.

         17.2 TERMINATION FOR BREACH. If either party shall be in default of, or fail to comply with any material obligation or condition of this Agreement, the non-defaulting party may terminate this Agreement by giving sixty (60) days notice to the defaulting party, specifying in reasonable detail the basis for termination. If within sixty (60) days after the receipt of such notice, the party who received such notice remedies the condition forming the basis for termination, such notice shall cease to be operative, and this Agreement shall continue in full force and effect. If sixty (60) days after the receipt of such notice, the party who received such notice fails to remedy the condition forming the basis for termination, this Agreement shall be terminated.

         17.3     TERMINATION FOR CAUSE.

                  17.3.1 PathoGenesis shall have the option to terminate this Agreement without penalty by giving AeroGen sixty (60) days' written notice if PathoGenesis, in its sole discretion, determines that the results, including but not limited to pharmacokinetics, safety or efficacy, of any phase of pre-clinical or clinical trials (e.g., Phase I, II or III) of the Inhaler or Drug Product are unsatisfactory; provided that PathoGenesis shall have informed AeroGen promptly of the basis underlying such decision to terminate, including summaries of data, and AeroGen shall have had the opportunity to comment thereon and the parties shall have discussed the matter in good faith.

         17.4 TERMINATION WITHOUT CAUSE. Notwithstanding anything in this Agreement to the contrary, after the first commercial sale of the Product in any country, either party, in its sole discretion and without cause, may give the other party written notice of its intent to terminate this Agreement, such termination to be effective two (2) years after the receipt of such notice.

         17.5     EFFECTS OF TERMINATION.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      25.

                  17.5.1 SALES AFTER TERMINATION. Upon early termination of this Agreement, other than pursuant to Section 17.1 of this Agreement, PathoGenesis shall have the right for six (6) months to sell the Product in inventory, on order, or being manufactured at the time of notification of termination, whether or not in the form of raw materials, products in process or finished products on hand, provided the royalties and Inhaler Transfer Price owed to AeroGen on such sales are paid to AeroGen when due in accordance with this Agreement.

                  17.5.2 NONCANCELLABLE COSTS. In the event PathoGenesis terminates this Agreement pursuant to Section 17.3, it shall nonetheless reimburse AeroGen for any and all non-cancelable costs to be incurred by AeroGen due to such early termination.

         17.6 SURVIVAL. The rights and obligations described in Sections 5.4, 9.6, 9.7, 10, 12, 13, 15.1, 15.2, 15.3, 15.4, 16, 17, 18 of this Agreement shall survive expiration or termination of this Agreement.

         17.7 RIGHTS IN BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement by AeroGen are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of a right to "intellectual property" as defined under Section 101 of the United States Bankruptcy Code. PathoGenesis, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code in the event of the commencement of a bankruptcy proceeding by or against AeroGen under the United States Bankruptcy Code including, but not limited to, the right to treat this Agreement or any agreement supplementary to this Agreement as terminated or to retain its rights under this Agreement or any Agreement supplementary to this Agreement. In the event that PathoGenesis elects to retain its rights under this Agreement or any agreement supplementary to this Agreement, AeroGen shall provide to PathoGenesis, within seven (7) calendar days of written notice by PathoGenesis to AeroGen in accordance with Section
18.2 of this Agreement, all intellectual property and all embodiments of such intellectual property within the possession or control of AeroGen.

18.      MISCELLANEOUS

         18.1 ENTIRE AGREEMENT. This Agreement, which includes the Exhibits hereto, contains the entire agreement between AeroGen and PathoGenesis with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

         18.2 NOTICES. All notices or other communications that are required or permitted under this Agreement shall be in writing and shall be sent by Federal Express or other reliable overnight courier, or hand delivered or mailed by registered or certified mail, postage prepaid and return receipt requested, to the appropriate party addressed as follows:

                  If to AeroGen:        AeroGen, Inc.
                                        1310 Orleans Drive
                                        Sunnyvale, California

                                        Attention: Dr. Jane E. Shaw

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      26.

                                        Chairman and Chief Executive Officer

                  with a copy to:       Cooley Godward LLP
                                        Five Palo Alto Square
                                        3000 El Camino Road
                                        Palo Alto CA 94306-2155

                                        Attention: Barbara A. Kosacz

                  If to PathoGenesis:   PathoGenesis Corporation
                                        5215 Old Orchard Rd. #900
                                        Skokie, Illinois 60077

                                        Attention: Wilbur H. Gantz
                                        Chairman and Chief Executive Officer

                  with a copy to:       PathoGenesis Corporation
                                        5215 Old Orchard Rd., #900
                                        Skokie, Illinois 60077

                                        Attention:Cameron S. Avery
                                        General Counsel

         Any party may by such notice change the address to which notice or other communications to it are to be delivered or mailed.

         18.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware excluding its conflict-of-law rules. This provision shall not preclude application of the United States Arbitration Act.

         18.4 ASSIGNABILITY. This Agreement shall not be assignable other than by operation of law by either party without the prior written consent of the other party, and any purported assignment by either party without the prior written consent of the other party shall be void, except that either party may assign its rights under this Agreement to any other corporation or other entity that succeeds to all or substantially all of that portion of its business to which this Agreement relates pursuant to any reorganization or sale or disposition of substantially all of its assets related to that portion of its business, provided that the assignee agrees to assume the assignor's obligations hereunder, in which case the assignor shall have no further rights or obligations under this Agreement. Nothing in this Agreement or such assignment shall eliminate such assignor's obligations under this Agreement which arise prior to the time of such assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         18.5 WAIVERS AND AMENDMENTS. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing signed by the parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      27.

hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

         18.6 SEVERABILITY. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

         18.7 SECTION HEADINGS. The section headings contained in this Agreement are for the purpose of convenience and are not intended to define or limit the contents of such sections.

         18.8 COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties may exchange signature pages of this Agreement by facsimile with originals to follow by overnight delivery.

         18.9 FURTHER ASSURANCES. Upon the reasonable request of either party, the other party shall execute any additional certificates or other documents that may be reasonably necessary to fully implement this Agreement.

         18.10 FORCE MAJEURE. Except pursuant to existing laws, regulations and orders, no failure or omission by either party in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the parties including, but not limited to the following which, for the purposes of this Agreement, shall be regarded as beyond the control of the party in question: (i) any act or omission of any government; (ii) any future rule, regulation or order issued by any governmental authority or by any officer, department, agency, or instrumentality thereof which makes such performance impossible or commercially unreasonable; or (iii) any Act of God; fire; storm; flood; earthquake; accident; war;, rebellion; insurrection; riot; invasion; strike; and lockout.

         18.11 COMPLIANCE OF LAW. In conducting any activities under this Agreement or in connection with the manufacture, use or sale of the Product, AeroGen and PathoGenesis shall comply with all applicable laws and regulations including, but not limited to, all Export Administration Regulations of the United States Department of Commerce.

         18.12 CONFIDENTIALITY OF TERMS OF AGREEMENT. Without the prior written consent of the other party, neither of the parties shall disclose to anyone any of the material terms of this Agreement, except upon the recommendation of counsel in view of any governmental or regulatory law, rule or guideline (in which event, the disclosing party shall make reasonable efforts to obtain whatever protection against further disclosure may be available in the circumstances). Notwithstanding the above, either party may issue a press release as agreed upon by the parties.

         18.13 RELATIONSHIP OF THE PARTIES. The relationship of the parties under this Agreement is that of independent contractors. Neither party shall be deemed to be the agent of the other, nor

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      28.

shall the parties be deemed to be partners or joint venturers. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking.

         18.14 BINDING AGREEMENT. This Agreement, and the Exhibits hereto, constitute a legally valid and binding obligation of both parties.

         18.15 BOOKS AND RECORDS. Each party shall keep full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all amounts owed to the other party hereunder and for the purpose of calculating any costs or developing any budgets hereunder. Said books of account shall be kept at the parties' respective principal places of business. All such reports and data shall be open for inspection by the other party on a confidential basis at all reasonable times and either party may conduct, at its own expense, once every year during normal business hours through an independent certified public accountant, an examination of the accounts contemplated above.

         IN WITNESS WHEREOF, the parties hereby have executed this Agreement, as of the date first above written.

AEROGEN:

AEROGEN, INC.

/s/ Jane E. Shaw
-------------------------------------------
Dr. Jane E. Shaw
Chairman and Chief Executive Officer

PATHOGENESIS:

PATHOGENESIS CORPORATION

By: /s/ Wilbur H. Gantz
   ----------------------------------------
     Wilbur H. Gantz
     Chairman and Chief Executive Officer





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      29.

                                    EXHIBIT A

            SPECIFICATIONS FOR AERODOSE/TOBRAMYCIN SOLUTION INHALERS

         TOBRAMYCIN SOLUTION - an aqueous solution containing tobramycin, [*].

         ADAPTER - see drawing attached as part of Exhibit A

         AMPOULE - see drawing attached as part of Exhibit A

         I)       GENERAL

                  A)       [*].

                  B)       Specifications are subject to change by [*]

                  C)       [*]

         II)      [*]

                  A)       [*]

                           [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      30.

                  [*]

III)     [*]

                  [*]

                  1)       [*]

                                                       EXHIBIT A - CONTINUED

                           [*]

                           [*]

                                                       EXHIBIT A - CONTINUED

                  [*]

         IV)      COMMERCIAL DEVICES: [*]

                  A)       [*]

                  B)       [*]

                  C)       [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      31.

                                    EXHIBIT A

                                      [*]








[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      32.

                  AEROGEN/PATHOGENESIS PROGRAM COST PROJECTION

CLINICAL PHASE I DEVELOPMENT
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------     -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------
         [*]                    [*]                  [*]                   [*]                  [*]

PHASE I MANUFACTURING/RELEASE
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------     -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------
         [*]                    [*]                  [*]                   [*]                  [*]

[*]                                                  [*]                   [*]                  [*]
[*]                                                  [*]                   [*]                  [*]
                                              ------------------
[*]                                                  [*]                   [*]                  [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      33.

                  AEROGEN/PATHOGENESIS PROGRAM COST PROJECTION

CLINICAL PHASE III DEVELOPMENT
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------     -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------     -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
                        -------------------                         -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------                        -----------------
         [*]                    [*]                  [*]                   [*]                  [*]


PHASE III MANUFACTURING/RELEASE
         [*]                    [*]                  [*]           [*]                  [*]
----------------------  -------------------   -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------                                              -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------                                              -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]

[*]                                          [*]                           [*]                  [*]
[*]                                          [*]                           [*]                  [*]
[*]                                                  [*]                   [*]                  [*]

[*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------     -----------------    -----------------
[*]                             [*]                  [*]                   [*]                  [*]

[*]                     [*]                  [*]                   [*]                  [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      34.

                  AEROGEN/PATHOGENESIS PROGRAM COST PROJECTION

         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------   -----------------     -----------------    -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------                                              -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
         [*]                    [*]                  [*]                   [*]                  [*]
----------------------  -------------------                         -----------------
         [*]                    [*]                  [*]                   [*]                  [*]
                                                                                                [*]
[*]                             [*]                  [*]                   [*]                  [*]

[*]
[*]                                                  [*]                   [*]                  [*]
[*]                                                  [*]                   [*]                  [*]
[*]                                                  [*]                   [*]                  [*]
                                              -----------------
[*]                                                  [*]                   [*]                  [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      35.

                                    EXHIBIT B

                                      [*]







[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      36.

                                    EXHIBIT C

                              AEROGEN PATENT RIGHTS

ISSUED U.S. PATENTS AND FOREIGN COUNTERPARTS

         U.S. PATENT NO. 5,164,740, Issued Nov. 17, 1992
         Filed April 24, 1991

                Foreign Counterparts:
                ---------------------

                Argentine Patent No. 247,686
                Brazilian Patent No. PI9201487
                Canadian Patent No. 2066838
                France 0510648
                Mexican Patent No. 179906
                EPC Patent No. 510648B1 (French and UK issued)
                German Patent No. DE 692 12 688.0-08
                Japan: pending

         U.S. PATENT NO. 5,938,117, Issued August 17, 1999
         Filed April 5, 1995

                Foreign Counterparts: Pending in Great Britain, France and --------------------- Germany

         U.S. PATENT NO. 5,586,550, Issued December 24, 1996
         Filed August 13, 1995

                Foreign Counterparts: Pending in Australia, Brazil, Canada, --------------------- Germany, France, Great Britain,
                                       Netherlands, Sweden and Japan

         U.S. PATENT NO. 5,758,637, Issued June 2, 1998
         Filed February 21, 1996

                Foreign Counterparts: Pending in nine foreign counterparts --------------------- of U.S. Patent No. 5,586,550.

         U.S. PATENT NO. 6,014,970, Issued January 18, 2000
         Filed June 11, 1998

                Foreign Counterparts: Pending in Australia, Brazil, Canada, --------------------- China, Europe (all designated states),
                                       India, Japan, Mexico, New Zealand, and
                                       Russia






[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      37.

                              AEROGEN PATENT RIGHTS

PENDING U.S. PATENT APPLICATIONS

[*]









[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      38.

                              AEROGEN PATENT RIGHTS

         [*]










[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      39.

                                SCHEDULE 14.1(h)

                                      [*]











[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      40.